UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

 SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.     )

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Soliciting Material Pursuant to § 240.14a-12

MIDDLEBURG FINANCIAL CORPORATION

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MIDDLEBURG FINANCIAL CORPORATION

Dear Shareholder:

You are cordially invited to attend the 2006 Annual Meeting of Shareholders of Middleburg Financial Corporation (the “Company”) to be held on Wednesday, April 26, 2006, at 10:00 a.m. at the Middleburg Community Center, 300 West Washington Street, Middleburg, Virginia.

At the Annual Meeting, you will be asked to elect 12 directors for terms of one year each.   You will also be asked to approve the Company’s 2006 Equity Compensation Plan and to ratify the appointment of independent auditors for 2006.  Enclosed with this letter are a formal notice of the Annual Meeting, a Proxy Statement and a form of proxy.

Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented and voted.  Please complete, sign, date and return the enclosed proxy promptly using the enclosed postage-paid envelope.  The enclosed proxy, when returned properly executed, will be voted in the manner directed in the proxy.

We hope you will participate in the Annual Meeting, either in person or by proxy.

Sincerely,

/s/ Joseph L. Boling

Joseph L. Boling

Chairman and Chief Executive Officer

Middleburg, Virginia

March 17, 2006

MIDDLEBURG FINANCIAL CORPORATION

111 West Washington Street

Middleburg, Virginia  20117

___________________

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

___________________

The Annual Meeting of Shareholders (the “Annual Meeting”) of Middleburg Financial Corporation (the “Company”) will be held on Wednesday, April 26, 2006, at 10:00 a.m. at the Middleburg Community Center, 300 West Washington Street, Middleburg, Virginia, for the following purposes:

1.

To elect 12 directors to serve for terms of one year each expiring at the 2007 annual meeting of shareholders;

2.

To approve the Company’s 2006 Equity Compensation Plan.

3.

To ratify the appointment of the firm of Yount, Hyde & Barbour, P.C. as independent auditors for the Company for the fiscal year ending December 31, 2006;

4.

To act upon such other matters as may properly come before the Annual Meeting.

Only holders of shares of Common Stock of record at the close of business on February 17, 2006, the record date fixed by the Board of Directors of the Company, are entitled to notice of, and to vote at, the Annual Meeting.

By Order of the Board of Directors

/s/ Alice P. Frazier

Alice P. Frazier

Executive Vice President and

Chief Operating Officer

March 17, 2006

MIDDLEBURG FINANCIAL CORPORATION

111 West Washington Street

Middleburg, Virginia  20117

PROXY STATEMENT

This Proxy Statement is furnished to holders of the common stock, par value $2.50 per share (“Common Stock”), of Middleburg Financial Corporation (the “Company”), in connection with the solicitation of proxies by the Board of Directors of the Company to be used at the 2006 Annual Meeting of Shareholders (the “Annual Meeting”) to be held on Wednesday, April 26, 2006, at 10:00 a.m. at the Middleburg Community Center, 300 West Washington Street, Middleburg, Virginia, and any duly reconvened meeting after adjournment thereof.

Any shareholder who executes a proxy has the power to revoke it at any time by written notice to the Secretary of the Company, by executing a proxy dated as of a later date, or by voting in person at the Annual Meeting.  It is expected that this Proxy Statement and the enclosed proxy card will be mailed on or about March 17, 2006 to all shareholders entitled to vote at the Annual Meeting.

The cost of soliciting proxies for the Annual Meeting will be borne by the Company.  The Company does not intend to solicit proxies otherwise than by use of the mail, but certain officers and regular employees of the Company or its subsidiaries, without additional compensation, may use their personal efforts, by telephone or otherwise, to obtain proxies.  The Company may also reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses in forwarding proxy materials to the beneficial owners of shares of Common Stock.

On February 17, 2006, the record date for determining those shareholders entitled to notice of and to vote at the Annual Meeting, there were 3,809,053 shares of Common Stock issued and outstanding.  Each outstanding share of Common Stock is entitled to one vote on all matters to be acted upon at the Annual Meeting.  A majority of the shares of Common Stock entitled to vote, represented in person or by proxy, constitutes a quorum for the transaction of business at the Annual Meeting.

A shareholder may abstain or (only with respect to the election of directors) withhold his or her vote (collectively, “Abstentions”) with respect to each item submitted for shareholder approval.  Abstentions will be counted for purposes of determining the existence of a quorum.  Abstentions will not be counted as voting in favor of or against the relevant item.

A broker who holds shares in “street name” has the authority to vote on certain items when it has not received instructions from the beneficial owner.  Except for certain items for which brokers are prohibited from exercising their discretion, a broker is entitled to vote on matters presented to shareholders without instructions from the beneficial owner.  “Broker shares” that are voted on at least one matter will be counted for purposes of determining the existence of a quorum for the transaction of business at the Annual Meeting.  Where brokers do not have or do not exercise such discretion, the inability or failure to vote is referred to as a “broker nonvote.”  Under the circumstances where the broker is not permitted to, or does not, exercise its discretion, assuming proper disclosure to the Company of such inability to vote, broker nonvotes will not be counted as voting in favor of or against the particular matter.

The Board of Directors is not aware of any matters other than those described in this Proxy Statement that may be presented for action at the Annual Meeting.  However, if other matters do properly come before the Annual Meeting, the persons named in the enclosed proxy card possess discretionary authority to vote in accordance with their best judgment with respect to such other matters.

PROPOSAL ONE

ELECTION OF DIRECTORS

General

Twelve directors will be elected at the Annual Meeting.  The individuals listed below are nominated by the Board of Directors for election at the Annual Meeting.  Keith W. Meurlin is standing for election for the first time.  Gary D. LeClair, who had been a director since 2001, resigned on March 9, 2006.

The election of each nominee for director requires the affirmative vote of the holders of a plurality of the shares of Common Stock cast in the election of directors.  If the proxy is executed in such manner as not to withhold authority for the election of any or all of the nominees for directors, then the persons named in the proxy will vote the shares represented by the proxy for the election of the 12 nominees named below.  If the proxy indicates that the shareholder wishes to withhold a vote from one or more nominees for director, such instructions will be followed by the persons named in the proxy.

Each nominee has consented to being named in this Proxy Statement and has agreed to serve if elected.  The Board of Directors has no reason to believe that any of the nominees will be unable or unwilling to serve.  If, at the time of the Annual Meeting, any nominee is unable or unwilling to serve as a director, votes will be cast, pursuant to the enclosed proxy, for such substitute nominee as may be nominated by the Board of Directors.  There are no current arrangements between any nominee and any other person pursuant to which a nominee was selected.  No family relationships exist among any of the directors or between any of the directors and executive officers of the Company.

The following biographical information discloses each nominee’s age and business experience in the past five years and the year that each individual was first elected to the Board of Directors of the Company or previously to the Board of Directors of Middleburg Bank (the “Bank”), the predecessor to and now a wholly owned subsidiary of the Company.  Unless otherwise specified, each nominee has held his or her current position for at least five years.

Nominees for Election for Terms Expiring in 2007

Howard M. Armfield, 63, has been a director since 1984.

Mr. Armfield is President and owner of Armfield, Harrison & Thomas, Inc., an independent insurance agency in Leesburg, Virginia.

Henry F. Atherton, III, 61, has been in director since 2004.

Mr. Atherton owns and operates a farm in Fauquier County, Virginia.

Joseph L. Boling, 61, has been a director since 1993.

Mr. Boling has been the Chairman and Chief Executive Officer of the Company and the Bank since 1997.  From 1993 to 1997, he was President and Chief Executive Officer of the Company and the Bank.

Childs Frick Burden, 55, has been a director since 1997.

Mr. Burden is a partner with Secor Group, an investment firm in Washington, D.C.

J. Lynn Cornwell, Jr., 81, has been a director since 1984.

Mr. Cornwell is currently retired.  Until 2000, he had served as President and was owner of J. Lynn Cornwell, Inc., a real estate development company in Loudoun County.

Robert C. Gilkison, 70, has been a director since 1999.

Mr. Gilkison is currently retired.  From 2001 to 2002, he was an investment consultant with Middleburg Investment Advisors, Inc. (formerly known as Gilkison Patterson Investment Advisors, Inc.) (“MIA”), an investment advisory firm based in Alexandria, Virginia and a subsidiary of the Company.  From 1999 to 2001, he was President of MIA.

Louis G. Matrone, 49, has been a director since 2005.

Mr. Matrone is President and Chief Operating Officer of IMC, Inc., a technology company in Reston, Virginia.

Keith W. Meurlin, 55, has been a director since 2005.

Mr. Meurlin retired as Vice President and Airport Manager of Washington Dulles International Airport in 2005 after 28 years of service.  Mr. Meurlin is also a Major General in the Air Force Reserve.

Thomas W. Nalls, 64, has been a director since 1997.

Mr. Nalls is a partner with the law firm of Reed Smith LLP (formerly Hazel & Thomas, P.C.) in Leesburg, Virginia.

John Sherman, 65, has been a director since 1997.

Mr. Sherman is currently retired.  Prior to his retirement in 2005, Mr. Sherman had been the owner and operator of The Ashby Inn in Paris, Virginia.

Millicent W. West, 84, has been a director since 1975.

Ms. West has served in many volunteer positions in the Garden Club of America and Garden Club of Virginia.

Edward T. Wright, 68, has been a director since 1972.

Mr. Wright retired as Senior Vice President of the Bank in 1998 after 42 years of service.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE NOMINEES SET FORTH ABOVE.

Executive Officers Who Are Not Directors

John Mason L. Antrim, 55, has served as President and Chief Executive Officer of the Middleburg Trust Company (formerly known as Tredegar Trust Company) (“MTC”), a subsidiary of the Company, since 2001.  From 1995 to 2001, he served as Vice President – Trust Administration of MTC.

Kathleen J. Chappell, 38, has served as Senior Vice President and Chief Financial Officer of the Company and the Bank since April 2005.  From 2004 to 2005, she was Senior Vice President and Controller of the Bank and, from 1997 to 2004, she was Vice President and Controller of the Bank.

Alice P. Frazier, 40, has served as Executive Vice President and Chief Operating Officer of the Company and the Bank since 2004.  From 2001 to 2003, she was Executive Vice President and Chief Financial Officer of the Company and the Bank.  From 1993 to 2001, she was Senior Vice President and Chief Financial Officer of the Company and the Bank.

Arch A. Moore, III, 54, has served as Executive Vice President and Senior Loan Officer of the Bank since 2001.  From 1995 to 2001, he was Senior Vice President and Senior Loan Officer of the Bank.

James H. Patterson, 65, has served as President of MIA since 2001.  From 1981 to 2001, he was Executive Vice President of MIA and its predecessor, Kahn Brothers Investment Management Corporation.

SECURITY OWNERSHIP

Security Ownership of Management

The following table sets forth, as of March 3, 2006, certain information with respect to beneficial ownership of shares of Common Stock by each of the members of the Board of Directors, by each of the executive officers named in the “Summary Compensation Table” below (the “named executive officers”) and by all current directors and executive officers as a group.  Beneficial ownership includes shares, if any, held in the name of the spouse, minor children or other relatives of a director living in such person’s home, as well as shares, if any, held in the name of another person under an arrangement whereby the director or executive officer can vest title in himself at once or at some future time.

	Number of	Options Exercisable	Percent of
Name	Shares	Within 60 days (1)	Class (%)

John Mason L. Antrim	7,425	26,650	*
Howard M. Armfield	69,816	-	1.83%
Henry F. Atherton, III	400	-	*
Joseph L. Boling	14,411	98,150	2.88%
Childs Frick Burden	19,720	-	*
J. Lynn Cornwell, Jr.	8,288	-	*
Alice P. Frazier	11,154	40,900	1.35%
Robert C. Gilkison	65,874	-	1.73%
Louis G. Matrone	400		*
Keith W. Meurlin	370		*
Arch A. Moore, III	485	36,350	*
Thomas W. Nalls	1,700	-	*
James H. Patterson	60,714	500	1.61%
John Sherman	3,145	-	*
Millicent W. West	458,102	-	12.03%
Charles E. Wilson (2)	554	-	*
Edward T. Wright	85,240	-	2.24%

Current directors and executive
officers as a group (16 persons)	807,397	203,200	25.19%

*

Percentage of ownership is less than one percent of the outstanding shares of Common Stock.

(1)

Amounts reflect shares of Common Stock issuable upon the exercise of stock options exercisable within 60 days of March 3, 2006.

(2)

Former executive officer.

Security Ownership of Certain Beneficial Owners

The following table sets forth, as of March 3, 2006, certain information with respect to the beneficial ownership of shares of Common Stock by each person who owns, to the Company’s knowledge, more than five percent of the outstanding shares of Common Stock.

Name and Address

Number of Shares

Percent of Class (%)

Millicent W. West

458,102

12.03

P.O. Box 236

Upperville, Virginia

Keefe Managers, LLC (1)

    190,804

5.01

375 Park Avenue

New York, New York

(1)

In a Schedule 13G/A filed with the Securities and Exchange Commission on February 14, 2006, Keefe Managers, LLC, an investment adviser, reported beneficial ownership of, including sole voting and dispositive power with respect to, 190,804 shares of Common Stock as of December 31, 2005.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the Company’s directors and executive officers, and any persons who own more than 10% of the outstanding shares of Common Stock, to file with the Securities and Exchange Commission (the “SEC”) reports of ownership and changes in ownership of Common Stock.  Directors and executive officers are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports that they file.  Based solely on review of the copies of such reports furnished to the Company or written representation that no other reports were required, the Company believes that, during the 2005 year, all filing requirements applicable to its officers and directors were complied with, except that the spouse of Mr. Armfield inadvertently filed late a report on Form 4 covering the purchase of shares of Common Stock in February 2005.

CORPORATE GOVERNANCE AND

THE BOARD OF DIRECTORS

General

The business and affairs of the Company are managed under the direction of the Board of Directors in accordance with the Virginia Stock Corporation Act and the Company’s Articles of Incorporation and Bylaws.  Members of the Board are kept informed of the Company’s business through discussions with the Chairman and Chief Executive Officer and other officers, by reviewing materials provided to them and by participating in meetings of the Board of Directors and its committees.

Independence of the Directors

The Board of Directors has determined that the following 11 individuals of its total 12 members are independent as defined by the listing standards of the Nasdaq Stock Market (“Nasdaq”): Mrs. West and Messrs. Armfield, Atherton, Burden, Cornwell, Gilkison, Matrone, Meurlin, Nalls, Sherman, and Wright.  In reaching this conclusion, the Board of Directors considered that the Company and its subsidiary banks conduct business with companies of which certain members of the Board of Directors or members of their immediate families are or were directors or officers.

Code of Ethics

The Executive Committee of the Board of Directors has approved a Code of Business Conduct and Ethics for directors, officers and all employees of the Company and its subsidiaries, and an addendum to the Code of Ethics applicable to all of the Company’s executive officers including the Chief Executive Officer, Chief Financial Officer and other principal financial officers.  The Code addresses such topics as protection and proper use of Company assets, compliance with applicable laws and regulations, accuracy and preservation of records, accounting and financial reporting and conflicts of interest.  Requests for a copy of the Company’s Code of Ethics may be sent to ir@middleburgbank.com or by visiting the Company’s website at www.middleburgfinancial.com.

Board and Committee Meeting Attendance

There were 12 meetings of the Board of Directors in 2005.  With the exception of Mrs. West, each incumbent director attended greater than 75% of the aggregate number of meetings of the Board of Directors and meetings of committees of which the director was a member in 2005.

Independent Directors Meeting

Non-employee directors meet periodically outside of regularly scheduled Board meetings.  The Company will have a minimum of one meeting of the independent directors in 2006.  J. Lynn Cornwell, Jr. serves as “first director” and oversees the meetings.

Committees of the Board

Audit Committee

The Audit Committee assists the Board of Directors in fulfilling its oversight responsibility to the shareholders relating to the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements and the qualifications, independence and the performance of the internal audit function.  During 2005, the Company outsourced the majority of its internal audit function to an independent public accounting firm that specializes in financial institutions.  The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of both the Company’s Risk Management Officer and the independent auditor engaged for the purpose of preparing and issuing an audit report and performing other audit, review or attestation services for the Company.  The Board of Directors has adopted a written charter for the Audit Committee.  The Audit Committee Charter was included as Appendix A to the proxy statement for the 2004 annual meeting of shareholders.

The members of the Audit Committee are Mrs. West and Messrs. Armfield, Atherton, Sherman and Wright, all of whom the Board in its business judgment has determined are independent as defined by Nasdaq’s listing standards.  The Board of Directors also has determined that all of the members of the Audit Committee have sufficient knowledge in financial and auditing matters to serve on the Audit Committee and that Mr. Armfield qualifies as an audit committee financial expert as defined by SEC regulations.

The Audit Committee met five times in 2005.  For additional information regarding the Audit Committee, see “Audit Information – Audit Committee Report” on page 25 of this Proxy Statement.

Compensation Committee

The Compensation Committee reviews the Chief Executive Officer’s performance and compensation and reviews and sets guidelines for compensation of the other executive officers.   All decisions by the Compensation Committee relating to the compensation of the Company’s executive officers are reported to the full Board of Directors.

The members of the Compensation Committee are Mrs. West and Messrs. Armfield, Burden, Cornwell and Nalls.  The Board of Directors in its business judgment has determined that all members are independent as defined by Nasdaq’s listing standards.  The Compensation Committee met six times in 2005.  For additional information regarding the Compensation Committee, see “Executive Compensation and Related Party Transactions – Compensation Committee Report on Compensation of Executive Officers” on page 10 of this Proxy Statement.

Executive Committee

The Executive Committee consists of Mrs. West and Messrs. Armfield, Boling, Burden, Cornwell and Nalls.  The Executive Committee is called, as necessary, to consider any matters that arise between regularly scheduled Board of Directors’ meetings that require a quorum of the Board members, but when the Company’s full Board of Directors is unable to meet.  The Executive Committee met three times in 2005.

Investment Committee

The Investment Committee consists of Messrs. Boling, Burden, Gilkison and Wright.  The Investment Committee meets with management to review the Company’s investment strategy.  The Investment Committee met one time in 2005.

Nominating Committee

The Nominating Committee consists of Mrs. West and Messrs. Armfield, Matrone and Sherman.  The Board of Directors in its business judgment has determined that all members are independent as defined by Nasdaq’s listing standards.  The Nominating Committee nominates the individuals proposed for election as directors in accordance with the Company’s Articles of Incorporation and Bylaws.  The Company does not have a separate charter related to the nomination process.  The Nominating Committee met two times in 2005.

In identifying potential nominees, the Nominating Committee takes into account such factors as it deems appropriate, including the current composition of the Board, the range of talents, experiences and skills that would best complement those that are already represented on the Board, the balance of management and independent directors and the need for specialized expertise.  The Nominating Committee considers candidates for Board membership suggested by its members and by management, and the Nominating Committee will also consider candidates suggested informally by a shareholder of the Company.

The Nominating Committee considers, at a minimum, the following factors in recommending to the Board of Directors potential new directors, or the continued service of existing directors:

•

The ability of the prospective nominee to represent the interests of the shareholders of the Company;

•

The prospective nominee’s standards of integrity, commitment and independence of thought and judgment;

•

The prospective nominee’s ability to dedicate sufficient time, energy and attention to the diligent performance of his or her duties, including the prospective nominee’s service on other public company boards;

•

The extent to which the prospective nominee contributes to the range of talent, skill and expertise appropriate for the Board of Directors; and

•

The prospective nominee’s involvement within the communities the Company serves.

Shareholders entitled to vote for the election of directors may submit candidates for formal consideration by the Company in connection with an annual meeting if the Company receives timely written notice, in proper form, for each such recommended director nominee.  If the notice is not timely and in proper form, the nominee will not be considered by the Company.  To be timely for the 2007 annual meeting, the notice must be received within the time frame set forth in “Proposals for 2007 Annual Meeting of Shareholders” on page 27 of this Proxy Statement.  To be in proper form, the notice must include each nominee’s written consent to be named as a nominee and to serve, if elected, and information about the shareholder making the nomination and the person nominated for election.  These requirements are more fully described in Section 2.5 of the Company’s Bylaws, a copy of which will be provided, without charge, to any shareholder upon written request to the Secretary of the Company, whose address is Middleburg Financial Corporation, 111 West Washington Street, Middleburg, Virginia, 20117.

Under the current process for selecting new Board candidates, the Chairman and Chief Executive Officer, the Nominating Committee or other Board members identify the need to add a new Board member with specific qualifications or to fill a vacancy on the Board.  The Chairman of the Nominating Committee will initiate a search, working with staff support and seeking input from Board members and senior management, hiring a search firm, if necessary, and considering any candidates suggested informally or recommended by shareholders.  An initial slate of candidates that will satisfy criteria and otherwise qualify for membership on the Board may be presented to the Nominating Committee.  A determination is made as to whether the Nominating Committee members or Board members have relationships with preferred candidates and can initiate contacts.  The Chairman and Chief Executive Officer and at least one member of the Nominating Committee interview prospective candidates. The Nominating Committee meets to conduct additional interviews of prospective candidates, if necessary, and to consider and recommend final candidates for approval by the full Board of Directors.

Annual Meeting Attendance

The Company encourages members of the Board of Directors to attend the annual meeting of shareholders.  All but two of the directors attended the 2005 annual meeting.

Communications with Directors

Any director may be contacted by writing to him or her c/o Middleburg Financial Corporation, 111 West Washington Street, Middleburg, Virginia 20117.  Communications to the non-management directors as a group may be sent to the same address, c/o the Secretary of the Company.  The Company promptly forwards, without screening, all such correspondence to the indicated directors.

Director Compensation

As compensation for his or her service to the Company, each member of the Board of Directors receives a fee of $600 for each meeting of the Board and $350 for each committee meeting attended.  In 2005, directors received $171,550 in the aggregate as compensation for their services as directors.

EXECUTIVE COMPENSATION AND

RELATED PARTY TRANSACTIONS

Compensation Committee Report on Compensation of Executive Officers

The Compensation Committee, which is composed of the non-employee directors of the Company listed below, recommends to the Board of Directors of the Company the annual salary levels and any bonuses to be paid to the Company’s executive officers.  The Compensation Committee also makes recommendations to the Board of Directors regarding the issuance of stock options and other compensation related matters.

Compensation of Executive Officers.  The primary objective of the Company’s executive compensation program is to attract and retain highly skilled and motivated executive officers who will manage the Company in a manner to promote its growth and profitability and advance the interest of the Company’s shareholders.  As such, the compensation program is designed to provide levels of compensation that are reflective of both the individual’s and the Company’s performance in achieving its goals and objectives.

The elements of the Company’s compensation program include base annual salary, short-term incentive compensation under the Company’s Incentive Bonus Plan, and long-term incentives through the grants of stock options under the Company’s 1997 Stock Option Plan.

The Compensation Committee establishes annual salary ranges for each executive officer position, except for the Chief Executive Officer (as discussed below).  In establishing these ranges, the Compensation Committee balances the need to offer salaries that are competitive with peer companies with the need to maintain careful control of salary and benefits expense.  The Compensation Committee also reviews a salary range evaluation, prepared by an independent consulting firm, of commercial banks that are similarly situated to the Company in terms of size, economic conditions and other factors.  Individual salaries, within the salary ranges established by the Compensation Committee, are determined by the Chief Executive Officer, based on his subjective assessment in each case of the nature of the position, as well as the contribution, performance, experience and tenure of the executive officer.

In making compensation determinations for 2005, the Compensation Committee evaluated the performance of the executive officers based on the financial performance of the Company, achievements in implementing the Company’s long-term strategy, and the personal observations of the executive officers’ performance by the members of the Compensation Committee.  No particular weight was given to any particular aspects of the performance of the executive officers.

During 2005, the Compensation Committee worked with an independent consulting firm to develop a new equity compensation plan for the Company.  Because the Company determined to include any available shares of Common Stock remaining from the Company’s 1997 Stock Option Plan for inclusion in the new equity compensation plan, the Compensation Committee did not grant any stock options during 2005.  The new equity compensation plan is being recommended to the Company’s shareholders for their approval at the Annual Meeting.  See “Proposal Two – Approval of the 2006 Equity Compensation Plan” on page 19 for more information.

Compensation of Chief Executive Officer.  As Chairman and Chief Executive Officer, Mr. Boling is compensated pursuant to an employment agreement, which is described under “– Employment Agreements” below.  He is eligible for base salary increases and bonuses as the Compensation Committee may determine.  In making this determination for 2005, the Compensation Committee evaluated the performance of the Chief Executive Officer based on the financial performance of the Company, achievements in implementing the Bank’s long-term strategy, and the personal observations of the Chief Executive Officer’s performance by the members of the Compensation Committee.  As with executive officers generally, the Compensation Committee also considered a salary range evaluation of an independent consulting firm.  No particular weight was given to any particular aspects of the performance of the Chief Executive Officer, but his performance in 2005 was evaluated as excellent.

The Compensation Committee did not grant stock options or make any other stock-based awards to Mr. Boling for the reasons described above.

Compensation Committee

Childs Frick Burden, Chairman

Howard M. Armfield

J. Lynn Cornwell, Jr.

Thomas W. Nalls

Millicent W. West

January 31, 2006

Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee is a current or former officer of the Company or any of its subsidiaries.  In addition, there are no compensation committee interlocks with other entities with respect to any such member.

Executive Compensation

The following table shows, for the fiscal years ended December 31, 2005, 2004 and 2003, the cash compensation paid by the Company and its subsidiaries, as well as certain other compensation paid or accrued for those years, to each of the named executive officers in all capacities in which he or she served:

Summary Compensation Table

		Annual Compensation			Long Term Compensation
Name and Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Compensation($)	Securities Underlying Options (#)	All Other Compensation(1)

Joseph L. Boling Chairman of the Board and Chief Executive Officer	2005 2004 2003	324,637 305,325 295,000	55,266 85,000 165,000	* * *	-- 3,000 10,000	22,573 23,611 21,063
John Mason L. Antrim President and Chief Executive Officer, Middleburg Trust Company	2005 2004 2003	130,000 130,000 125,000	3,900 3,500 --	* * *	-- 500 8,000	4,020 6,439 7,002
Alice P. Frazier Executive Vice President and Chief Operating Officer	2005 2004 2003	185,000 170,000 150,800	18,500 32,540 73,706	* * *	-- 2,000 8,000	6,109 10,374 10,213
Arch A. Moore, III Executive Vice President and Senior Loan Officer	2005 2004 2003	180,000 167,951 162,271	13,398 23,114 71,090	* * *	-- 2,000 8,000	5,533 10,600 10,753
James H. Patterson President, Middleburg Investment Advisors, Inc.	2005 2004 2003	360,000 300,000 300,000	-- -- --	* * *	-- 500 --	-- 9,000 --
Charles E. Wilson (2) Former Executive Vice President of Retail	2005 2004	176,800 129,461	6,473 --	* *	-- --	5,382 1,063

*

All benefits that might be considered of a personal nature did not exceed the lesser of $50,000 or 10% of total annual salary and bonus.

(1)

Amounts disclosed in this column represent payments by the Company to the executive officer’s account in the Company’s 401(k) plan.  The Company made matching contributions during the year and a discretionary contribution at year end.  The discretionary contribution was approved by the Board of Directors and was conditional to the financial performance of the Company.  Amounts for Mr. Boling include director fees paid to him for attendance at meetings of the boards of directors of the Company and MTC.

(2)

Mr. Wilson’s employment with the Company commenced in March 2004 and terminated in October 2005.  The amounts shown for 2005 include compensation paid to Mr. Wilson after his resignation as provided in his employment contract.

Stock Options

The Company did not grant any options during the year ended December 31, 2005.

The following table sets forth information with respect to the exercise of stock options by the named executive officers in 2005 and the amount and value of stock options held by the named executive officers as of December 31, 2005:

Aggregated Option Exercises in Last Fiscal Year

and Fiscal Year End Option Values

	Shares		Number of
	Acquired		Securities Underlying		Value of Unexercised
	on	Value	Unexercised Options at		In-the-Money Options
	Exercise	Realized(1)	Fiscal Year End (#)		at Fiscal Year End (2)($)
Name	(#)	($)	Exercisable	Unexercisable	Exercisable	Unexercisable

Joseph L. Boling	-	-	98,150	-	1,440,256	-
John Mason L. Antrim	-	-	26,650	-	306,756	-
Alice P. Frazier	-	-	40,900	-	547,350	-
Arch A. Moore, III	7,800	162,791	36,350	-	461,406	-
James H. Patterson	-	-	500	-	-	-
Chuck E. Wilson	-	-	-	-	-	-

(1)

The value realized was calculated by determining the difference between (i) the fair market value of Common Stock underlying the options at the date of exercise and (ii) the exercise price of the options.

(2)

The value of in-the-money options at fiscal year end was calculated by determining the difference between the closing price of a share of Common Stock as reported on the Nasdaq Capital Market on December 31, 2005 and the exercise price of the options.

Equity Compensation Plans

The following table sets forth information as of December 31, 2005, with respect to compensation plans under which shares of Common Stock are authorized for issuance.

Equity Compensation Plan Information

Plan Category	Number of Securities to Be Issued upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (1)

Equity Compensation Plans Approved by Shareholders:
1997 Incentive Stock Option Plan	211,105	17.74	18,440

Equity Compensation Plans Not Approved by Shareholders (2)	--	--	--

Total	211,105	17.74	18,440

(1)

Amounts exclude any securities to be issued upon exercise of outstanding options, warrants and rights.

(2)

The Company does not have any equity compensation plans that have not been approved by shareholders.

Employment Agreements

The Company and Joseph L. Boling entered into an employment contract with an initial term that was from January 1, 1998, to December 31, 2002, and provided for Mr. Boling’s service as Chairman and Chief Executive Officer of both the Company and the Bank.  Mr. Boling’s employment contract was for five years at an initial base annual salary of $191,408. Beginning December 31, 2000, and every year thereafter until December 31, 2007, the contract automatically extends for an additional year.  Mr. Boling is eligible for base salary increases and bonuses as determined by the Executive Committee of the Board of Directors.  Mr. Boling’s employment may be terminated by the Company with or without cause.  If he resigns for “good reason” or is terminated without “cause” (as those terms are defined in the employment agreement), however, he is entitled to salary and certain benefits for the greater of the remainder of his contract or three years.  Mr. Boling’s contract also contains a covenant not to compete if his employment terminates for any reason other than a change in control of the Company.

A deferred compensation plan has been adopted for Joseph L. Boling. Benefits are to be paid in monthly installments for 15 years following retirement or death.  The agreement provides that, if employment is terminated for reasons other than death or disability prior to age 65, the amount of benefits would be reduced.  The deferred compensation expense for 2005, 2004 and 2003, based on the present value of the retirement benefits was $28,600, $26,700 and $24,952, respectively.  The plan is unfunded.  However, life insurance has been acquired on the life of the employee in an amount sufficient to discharge the obligation.

Effective as of April 1, 2004, the Company and Charles E. Wilson, a former officer of the Company, entered into an employment contract that provides for Mr. Wilson’s service as Executive Vice

President of Retail.  Mr. Wilson’s employment contract is for 21 months at an initial base annual salary of $170,000, and he is eligible for base salary increases and bonuses as determined by the Compensation Committee of the Board of Directors.  Mr. Wilson’s employment may be terminated by the Company with or without cause.  If he resigns for “good reason” or is terminated without “cause” (as those terms are defined in the employment agreement), however, he is entitled to salary and certain benefits for the greater of the remainder of his contract or one year.  Mr. Wilson’s contract also contains a covenant not to compete if his employment terminates for any reason other than a change in control of the Company.  On October 31, 2005, Charles E. Wilson resigned as the Company’s Executive Vice President of Retail.  Pursuant to the terms of his employment agreement with the Company, Mr. Wilson is entitled to receive salary and fringe benefits for a 12-month period following the date of his resignation and is subject to the covenant not to compete contained therein.

Retirement Benefits

The Company has a noncontributory pension plan that conforms to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”). The amount of benefits payable under the plan is determined by an employee’s period of credited service.  The amount of normal retirement benefit will be determined based on a participant’s credited service, earnings and the benefit formula as described in the plan’s adoption agreement.  The plan provides for early retirement for participants with 10 years of vesting service and the attainment of age 55.  A participant who terminates employment with five or more years of vesting service will be entitled to a benefit. The benefits are payable in single or joint/survivor annuities, as well as a lump sum payment option upon retirement or separation of service (subject to limitations as described in the plan’s adoption agreement).

The following table shows the estimated annual benefits payable upon retirement based on the specified remuneration and years of credited service classifications, assuming continuation of the present plan and retirement on October 1, 2005 at age 65 (normal retirement date):

Pension Plan Table

5 Year	YEARS OF SERVICE
Average
Salary	10	15	20	25	30	35

$ 20,000	$ 2,500	$ 4,000	$ 5,500	$ 7,000	$ 8,500	$ 9,250
50,000	6,338	10,134	13,929	17,725	21,521	23,441
75,000	11,151	17,696	24,242	30,787	37,333	41,066
100,000	15,963	25,259	34,554	43,850	53,146	58,691
125,000	20,776	32,821	44,867	556,912	68,958	76,316
150,000	25,588	40,384	55,179	69,975	84,771	93,941
175,000	30,401	47,946	65,492	83,037	100,583	111,566
200,000	35,213	55,509	75,804	96,100	116,396	129,191
210,000 and above	37,138	58,534	79,929	101,325	122,721	136,241

Compensation under the plan is limited to $210,000 in 2005 by the Internal Revenue Code of 1986, as amended. The table below describes the estimated annual benefit payable under the retirement plan upon retirement for the following executives:

	Estimated	Credited
	Annual Benefits	Years of
	Payable	Service
Joseph L. Boling	$ 53,536	13
John Mason L. Antrim	33,928	10
Alice P. Frazier	92,136	14
Arch A. Moore, III	57,005	11
James H. Patterson	9,445	3

The Company has a 401(k) Savings Plan available to all employees. The plan’s primary purpose is to allow employees to save for retirement on a pre-tax basis.  The plan provides for matching contributions by the Company equal to fifty percent of the first six percent of salary reduction contributions made by the employee.  The plan also provides for discretionary profit sharing contributions to be made by the Company and allocated to participant accounts in proportion to the participant’s compensation.

The Company has a 1997 Stock Option Plan under which options for the purchase of shares of Common Stock may be granted to key employees.  The plan reserved for issuance an aggregate of 380,000 shares of Common Stock.  The plan requires that options be granted at an exercise price equal to 100% of the fair market value of the Common Stock on the date of the grant.  The Company is recommending a new equity compensation plan to the Company’s shareholders for their approval at the Annual Meeting.  See “Proposal Two – Approval of the 2006 Equity Compensation Plan” on page 19 for more information.

The Company adopted Senior Executive Retirement Plans (SERPs) for Joseph L. Boling, Alice P. Frazier and Arch A. Moore, III effective in July 2004.  Mr. Boling has a defined benefit SERP.  His retirement benefit equals a percentage of final pay, offset by other sources of retirement income.  Offset items include the Bank’s qualified retirement plans, an existing deferred compensation plan, and social security.  The replacement percentage grows (vests) over a multi-year period. Mr. Boling’s current vested benefit is actually less than the vested benefit that he forfeited under his prior SERP.  Each of Ms. Frazier and Mr. Moore have a defined contribution SERP.  Each year, the Company credits to the accounts under such SERP an amount equal the participant’s compensation in excess of the social security wage base times the employer social security contribution percentage and the equivalent amount of matching contributions under the Company’s 401(k) plan for compensation in excess of $90,000 (as adjusted under the Internal Revenue Code).  Benefits will ultimately be a function of amounts credited to the accounts.

Both the defined benefit and defined contribution SERPs are unfunded for tax purposes; the participants are general creditors of the Bank in the amount of their promised benefits.  The Company, however, has established and funded a so-called “rabbi” trust to help offset the obligations under the SERPs.  In 2005, the Company made a lump-sum contribution to the rabbi trust to fund benefits under the SERPs, assuming such plan had been installed in 1999.  For the fiscal years ended 2004 and 2005, the Company’s expense associated with the new SERPs was $155,900 and $325,300, respectively.

Transactions with Management

Some of the directors and officers of the Company are at present, as in the past, customers of the Company and its subsidiaries, and the Company and its subsidiaries has had, and expects to have in the future, banking transactions in the ordinary course of its business with directors, officers, principal shareholders and their associates, on substantially the same terms, including interest rates and collateral on loans, as those prevailing at the same time for comparable transactions with others.  These transactions do not involve more than the normal risk of collectibility or present other unfavorable features.  The balance of loans to directors, executive officers and their associates totaled $1,023,000 at December 31, 2005, or 1.9% of the Company’s equity capital at that date.

There were no transactions during 2005 between the Company’s directors or officers and the Company, nor are there any proposed transactions.  Additionally, there are no legal proceedings to which any director, officer or principal shareholder, or any affiliate thereof, is a party that would be material and adverse to the Company.

STOCK PERFORMANCE GRAPH

The following graph compares the cumulative total return to the shareholders of the Company for the last five fiscal years with the total return on the NASDAQ Composite Index and the SNL $500M-$1B Bank Index as reported by SNL Financial LC, assuming an investment of $100 in shares of Common Stock on December 31, 2000, and the reinvestment of dividends.

		Period Ending
Index	12/31/00	12/31/01	12/31/02	12/31/03	12/31/04	12/31/05
Middleburg Financial Corporation	100.00	162.11	215.73	378.63	362.39	305.89
NASDAQ Composite Index	100.00	79.18	54.44	82.09	89.59	91.54
SNL $500M-$1B Bank Index	100.00	129.74	165.63	238.84	270.66	282.26

PROPOSAL TWO

APPROVAL OF 2006 EQUITY COMPENSATION PLAN

The Board of Directors has approved, and recommends that the Company’s shareholders approve, the Middleburg Financial Corporation 2006 Equity Compensation Plan (the “Plan”).  The Company’s experience with stock options and other stock-based incentives has convinced the Board of Directors of their important role in recruiting and retaining officers, directors and employees with ability and initiative and in encouraging such persons to have a greater financial investment in the Company.

The complete text of the Plan is attached to this Proxy Statement as Appendix A.  The following general description of the principal features of the Plan is qualified in its entirety by reference to Appendix A.

General Information

The Plan authorizes the Compensation Committee of the Board of Directors to grant one or more of the following awards to directors, officers, key employees, consultants and advisors to the Company and its subsidiaries who are designated by the Compensation Committee:

•

options;

•

stock appreciation rights (“SARs”);

•

stock awards;

•

performance share awards;

•

incentive awards; and

•

stock units.

The Compensation Committee will administer the Plan and may delegate all or part of its authority to one or more officers. However, the Compensation Committee may not delegate its responsibility with respect to individuals who are subject to Section 16 of the Exchange Act.  As used in this summary, the term “administrator” means the Compensation Committee and any delegate of the Compensation Committee.

The Plan will succeed the Company’s 1997 Stock Incentive Plan.  No determination has been made as to which persons eligible to participate in the Plan will receive awards under the Plan and, therefore, the benefits to be allocated to any individual or to various groups of eligible participants are not presently determinable.

If the shareholders approve the Plan, the Company will be authorized to issue under the Plan up to 255,000 shares of Common Stock.  Generally, if an award is forfeited, expires or terminates, the shares allocated to that award under the Plan may be reallocated to new awards under the Plan. Shares surrendered pursuant to the exercise of a stock option or other award or in satisfaction of tax withholding requirements under the Plan may also be reallocated to other awards.

The Plan provides that if there is a stock split, stock dividend or other event that affects the Company’s capitalization, appropriate adjustments will be made in the number of shares that may be issued under the Plan and in the number of shares and price of all outstanding grants and awards made before such event.

The Plan also provides that no award may be granted more than 10 years after the earlier of the date that it is approved by the Company’s shareholders or the date it is adopted by the Company’s Board of Directors, which was February 22, 2006.

On March 13, 2006, the closing price for a share of Common Stock on the Nasdaq Capital Market was $34.40.

Grants and Awards under the Plan

The principal features of awards under the Plan are summarized below.

Stock Options

The Plan permits the grant of incentive stock options and non-qualified stock options.  The exercise price for options will not be less than the fair market value of a share of Common Stock on the date of grant. Other than in connection with a corporate recapitalization, the option price may not be reduced after the date of grant. The period in which an option may be exercised is determined by the Compensation Committee on the date of grant, but may not exceed 10 years.  Payment of the option exercise price may be in cash, in a cash equivalent acceptable to the administrator, with shares of Common Stock or with a combination of cash and shares of Common Stock. If the agreement provides, payment may be made by the Company by withholding shares of Common Stock upon exercise to the extent permitted under applicable laws and regulations.  The Plan provides that a participant may not be granted options in a calendar year for more than 25,000 shares of Common Stock.

Stock Appreciation Rights

SARs may be granted either independently or in combination with underlying stock options. Each SAR will entitle the holder upon exercise to receive the excess of the fair market value of a share of Common Stock at the time of exercise over the SAR’s initial value, which cannot be less than the fair market value of a share of Common Stock on the date of grant of the SAR. Other than in connection with a corporate recapitalization, the initial value of any SAR may not be reduced after the date of grant.  At the discretion of the Compensation Committee, all or part of the payment in respect of a SAR may be in cash, shares of Common Stock or a combination thereof. The maximum period in which a SAR may be exercised is 10 years from the date of its grant. No participant may be granted SARs in a calendar year covering more than 15,000 shares of Common Stock. For purposes of this limitation and the individual limitation on the grant of options, a SAR and a related option are treated as a single award.

Stock Awards

The Company may also grant stock awards that entitle the participant to receive shares of Common Stock.  A participant’s rights in the stock award will be forfeitable or otherwise restricted for a period of time or subject to conditions set forth in the grant agreement.  The restrictions must include a period of restriction for at least three years unless the stock award is granted in connection with the settlement of performance shares, stock awards or an incentive award or in the case of a substituted award.  The administrator may, in its discretion, waive the requirements for vesting or transferability for all or part of the stock awards in connection with a participant’s termination of employment or service. The Plan provides that no participant may be granted stock awards in any calendar year for more than 15,000 shares of Common Stock.

Performance Share Awards

Performance share awards entitle the participant to receive a payment equal to the fair market value of a specified number of shares of Common Stock if certain performance objectives or other conditions prescribed by the administrator and set forth in the award agreement are satisfied. The performance period may be shortened and the administrator may adjust the performance objectives for all or part of the performance shares in connection with a participant’s termination of employment if the administrator finds that the circumstances of the particular case justify doing so.  To the extent that the performance shares are earned, the Company’s payment obligation may be settled in cash, shares of Common Stock, the grant of stock units, or a combination of cash and Common Stock.  The Plan provides that no participant may be granted performance share awards for more than 15,000 shares of Common Stock in a calendar year.

Incentive Awards

Incentive awards entitle the participant to receive a payment if certain performance objectives or other conditions prescribed by the administrator and set forth in the award agreement are satisfied. The award may only be earned upon the satisfaction of stated performance objectives during a performance period of at least one year. The performance objectives that apply to an incentive award may be based on the performance criteria described below.  To the extent that incentive awards are earned, the Company’s obligation will be settled in cash, shares of Common Stock, the grant of stock units or a combination of the three. The Plan provides that no person may receive incentive award payments in any calendar year of more than $500,000 or an award of Common Stock for more than 15,000 shares in a calendar year.

Stock Units

The Compensation Committee may also award stock units, which is an award stated with reference to a number of shares of Common Stock.  The award may entitle the recipient to receive, upon satisfaction of performance objectives or other conditions prescribed by the administrator and set forth in the award agreement, cash, shares of Common Stock or a combination of cash and Common Stock.  The performance objectives that apply to a stock unit award may be based on the performance criteria described below. The restrictions in the award agreement must include a period of restriction for at least three years or the attainment of stated performance objectives. The Plan provides that no participant may be granted stock units for more than 15,000 shares of Common Stock in a calendar year.

Performance Criteria

The performance objectives stated with regard to an award may be based on one or more of the following performance criteria:

•

cash flow and/or free cash flow (before or after dividends)

•

earnings per share (including earnings before interest, taxes, depreciation and amortization) (diluted and basic earnings per share)

•

the price of Common Stock

•

return on equity

•

total shareholder return

•

return on capital (including return on total

capital or return on invested capital)

•

economic value added

•

debt leverage (debt to capital)

•

revenue

•

income or net income

•

operating income

•

operating profit or net operating profit

•

operating margin or profit margin

•

return on operating revenue

•

cash from operations

•

operating ratio

• return on assets or net assets • market capitalization • total enterprise value (market capitalization plus debt)	• commodity or operating revenue • market share

Performance objectives may be established on a Company-wide basis, on the basis of smaller units of the Company or relative to the performance of other companies.  Measurement of the performance objectives excludes the impact of certain unusual and non-recurring events on the Company’s financial statements.

Change in Control Provisions

The Plan permits an award agreement to provide that, in the event of a “Change in Control” (as defined in the Plan), the outstanding award will become fully exercisable and the applicable restrictions on such award will lapse, unless the award is assumed, replaced or converted to the equivalent award by the continuing entity.

Federal Income Tax Consequences

The principal federal tax consequences to participants and to the Company of grants and awards under the Plan are summarized below.

Nonqualified Stock Options

Nonqualified stock options granted under the Plan are not taxable to an optionee at grant but result in taxation at exercise, at which time the individual will recognize ordinary income in an amount equal to the difference between the option exercise price and the fair market value of the Common Stock on the exercise date. The Company will be entitled to deduct a corresponding amount as a business expense in the year the optionee recognizes this income.

Incentive Stock Options

An employee will generally not recognize income on grant or exercise of an incentive stock option; however, the amount by which the fair market value of the Common Stock at the time of exercise exceeds the option price is a required adjustment for purposes of the alternative minimum tax applicable to the employee. If the employee holds the Common Stock received upon exercise of the option for one year after exercise (and for two years from the date of grant of the option), any difference between the amount realized upon the disposition of the stock and the amount paid for the stock will be treated as long-term capital gain (or loss, if applicable) to the employee. If the employee exercises an incentive stock option and satisfies these holding period requirements, the Company may not deduct any amount in connection with the incentive stock option.

Stock Appreciation Rights

There are no immediate federal income tax consequences to a participant when a SAR is granted. Instead, the participant realizes ordinary income upon exercise of an SAR in an amount equal to the cash and/or the fair market value (on the date of exercise) of the shares of Common Stock received. The Company will be entitled to deduct the same amount as a business expense at the time.

Stock Awards

The federal income tax consequences of stock awards depend on the restrictions imposed on the stock. Generally, the fair market value of the stock received will not be includable in the participant’s gross income until such time as the stock is no longer subject to a substantial risk of forfeiture or becomes transferable. The participant may make, however, a tax election to include the value of the stock in gross income in the year of receipt despite such restrictions. Generally, the Company will be entitled to deduct the fair market value of the stock transferred to the participant as a business expense in the year the participant includes the compensation in income.

Performance Share Awards

A participant generally will not recognize taxable income upon the award of performance share awards. The participant, however, will recognize ordinary income when the participant receives payment of cash and/or shares of Common Stock for the performance share award.  The amount included in the participant’s income will equal the amount of cash and the fair market value of the shares of Common Stock received. The Company generally will be entitled to a corresponding tax deduction at the time the participant recognizes ordinary income with respect to performance share awards.

Incentive Awards

A participant generally will not recognize taxable income upon the award of incentive awards. The participant, however, will recognize ordinary income when the participant receives payment of cash and/or shares of Common Stock for the incentive awards. The amount included in the participant’s income will equal the amount of cash and the fair market value of the shares of Common Stock received.  The Company generally will be entitled to a corresponding tax deduction at the time the participant recognizes ordinary income with respect to incentive awards.

Stock Units

A participant generally will not recognize taxable income upon the award of stock units. The participant, however, will recognize ordinary income when the participant receives payment of cash and/or shares of Common Stock for the stock unit.  The amount included in the participant’s income will equal the amount of cash and the fair market value of the shares of Common Stock received.  The Company generally will be entitled to a corresponding tax deduction at the time the participant recognizes ordinary income with respect to stock unit.

Common Stock/Cash Payments

The fair market value of any shares of Common Stock awarded to a participant and any cash payments a participant receives in connection with other awards under the Plan or as dividends on restricted stock are taxable as ordinary income in the year received or made available to the participant without substantial limitations or restrictions. Generally, the Company will be entitled to deduct the amount (other than dividends) that the participant includes as income as a business expense in the year the participant recognizes such income.

Performance-Based Compensation

Section 162(m) of the Internal Revenue Code places a $1 million annual limit on the deductible compensation of certain executives of publicly traded corporations.  The limit, however, does not apply to “qualified performance-based compensation.” The Company believes that grants of options and SARs under the Plan will qualify for the performance-based compensation exception to the deductibility limit, assuming that the Plan is approved by the shareholders. Stock awards, performance share awards, incentive awards and stock units will also qualify for this exception to the extent they are subject to the satisfaction of shareholder-approved performance objectives and certain other criteria are satisfied.

State tax consequences may in some cases differ from those described above.

Amendment and Termination

The Board of Directors may amend or terminate the Plan at any time, provided that no such amendment will be made without shareholder approval if (i) the amendment would increase the aggregate number of shares of Common Stock that may be issued under the Plan (other than as permitted under the Plan), (ii) the amendment changes the class of individuals eligible to become participants or (iii) such approval is required under any applicable law, rule or regulation.

Vote Required

The Plan must be approved by the affirmative vote of a majority of the votes cast on the proposal by holders of record of Common Stock.

Abstentions and broker nonvotes are not considered votes cast and will not affect the outcome of the vote.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE IN FAVOR OF THE 2006 EQUITY COMPENSATION PLAN.

PROPOSAL THREE

RATIFICATION OF THE APPOINTMENT

OF INDEPENDENT PUBLIC ACCOUNTANTS

The Board of Directors has appointed, subject to shareholder approval, the firm of Yount, Hyde & Barbour, P.C. as independent public accountants to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 2006.  Yount, Hyde & Barbour, P.C. has audited the financial statements of the Company and the Bank for over 26 years.  A majority of the votes cast by holders of the Common Stock is required for the ratification of the appointment of the independent public accountants.

Representatives of Yount, Hyde & Barbour, P.C. are expected to be present at the Annual Meeting, will have an opportunity to make a statement, if they desire to do so, and are expected to be available to respond to appropriate questions from shareholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE APPOINTMENT OF YOUNT, HYDE & BARBOUR, P.C. AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2006.

AUDIT INFORMATION

The Audit Committee operates under a written charter that the Board of Directors has adopted.  The members of the Audit Committee are independent as that term is defined in the listing standards of the National Association of Securities Dealers.

Fees of Independent Public Accountants

Audit Fees

The aggregate fees billed by Yount, Hyde & Barbour, P.C. for professional services rendered for the audit of the Company’s annual financial statements for the fiscal years ended December 31, 2005 and 2004, and for the review of the financial statements included in the Company’s Quarterly Reports on Form 10-Q, and services that are normally provided in connection with statutory and regulatory filings and engagements, for those fiscal years were $116,805 for 2005 and $92,000 for 2004.

Audit Related Fees

The aggregate fees billed by Yount, Hyde & Barbour, P.C. for professional services for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and not reported under the heading “Audit Fees” above for the fiscal years ended December 31, 2005 and December 31, 2004 were $35,113 and $28,348, respectively.  During 2005 and 2004, audit related fees included agreed upon procedures engagements for the trust company, employee benefit plan audit, SysTrust information technology audit, FHLB collateral verification engagement and consultation regarding financial accounting and reporting standards.

Tax Fees

The aggregate fees billed by Yount, Hyde & Barbour, P.C. for professional services for tax compliance for the fiscal years ended December 31, 2005 and December 31, 2004 were $9,175 and $8,500, respectively.  During 2005 and 2004, these services included preparation of federal and state income tax returns, preparation of trust income tax returns related to the trust preferred entities and consultation regarding tax compliance issues.

All Other Fees

There were no fees billed by Yount, Hyde & Barbour, P.C. for any other services rendered to the Company for the fiscal years ended December 31, 2005 and 2004.

Audit Committee Report

The Audit Committee is comprised of five directors, each of whom is independent within the meaning of the listing standards of the Nasdaq Stock Market.  The Audit Committee operates under a written charter adopted by the Board of Directors.  The Audit Committee reviews its charter at least annually and revises it as necessary to ensure compliance with current regulatory requirements.

Management is responsible for the establishment and maintenance of the Company’s internal controls over financial reporting, assessing the effectiveness of those internal controls over financial reporting, maintaining the financial reporting process to ensure the accuracy and integrity of the Company’s consolidated financial statements, and compliance with laws and regulations and ethical business standards.  The independent registered accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with generally accepted auditing standards and the Company’s internal controls over financial reporting, expressing an opinion as to the conformity of the Company’s consolidated financial statements with U.S. generally accepted accounting principles and expressing an opinion as to management’s assessment of the effectiveness of the Company’s internal control over financial reporting and the effectiveness of the Company’s internal control over financial reporting.

  The Audit Committee is responsible for the appointment, compensation, retention and oversight of the work of the independent registered accounting firm engaged for the purpose of issuing an audit report and performing other audit, review, or attestation services for the Company.  Because the Company outsources its internal audit function, the Audit Committee is also responsible for the appointment, compensation, retention and oversight of the work of the independent registered accounting firm engaged to perform internal audit services for the Company.  The Audit Committee also monitors and oversees  the accounting and financial reporting processes of the Company on behalf of the Board of Directors.

In this context, the Audit Committee has met and held discussions with management and Yount, Hyde & Barbour, P.C., the Company’s independent registered public accounting firm.  Management represented to the Audit Committee that the Company’s consolidated financial statements for the year ended December 31, 2005 were prepared in accordance with U.S. generally accepted accounting principles.  The Audit Committee has reviewed and discussed these consolidated financial statements with management and Yount, Hyde & Barbour, P.C., including the scope of the independent registered public accounting firm’s responsibilities, critical accounting policies, and practices used and significant reporting issues and judgments made in connection with the preparation of such financial statements.

The Audit Committee has discussed with Yount, Hyde & Barbour, P.C. the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, Statement on Auditing Standards No. 99, and Securities and Exchange Commission rules discussed in Releases Nos. 33-8183 and 33-8183A.   In addition, the Audit Committee has received from the independent registered accounting firm the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with them their independence from the Company and its management.  Moreover, the Audit Committee has considered whether the independent registered accounting firm’s provision of other non-audit services to the Company is compatible with maintaining the auditor’s independence.

Finally, the Audit Committee has also discussed with management its assessment of the effectiveness of internal control over financial reporting and has discussed with Yount, Hyde & Barbour, P.C. its opinion as to both the effectiveness of the Company’s internal control over financial reporting and management’s assessment thereof.

Based upon its discussions with management and Yount, Hyde & Barbour, P.C. and its review of the representations of management and the report of Yount, Hyde & Barbour, P.C. to the Audit Committee, the Audit Committee recommended that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005 for filing with the Securities and Exchange Commission.  By recommending that the audited consolidated financial statements be so included, the Audit Committee is not opining on the accuracy, completeness or presentation of the information contained in the audited financial statements.

Audit Committee

Howard M. Armfield, Chairman

Henry F. Atherton, III

John Sherman

Millicent W. West

Edward T. Wright

February 24, 2006

Pre-Approval Policies

All audit related services, tax services and other services were pre-approved by the Audit Committee, which concluded that the provision of such services by Yount, Hyde & Barbour, P.C. was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions.  The Audit Committee’s Charter provides for pre-approval of audit, audit-related and tax services.  The Charter authorizes the Audit Committee to delegate to one or more of its members pre-approval authority with respect to permitted services.

PROPOSALS FOR 2007 ANNUAL MEETING OF SHAREHOLDERS

Under the regulations of the SEC, any shareholder desiring to make a proposal to be acted upon at the 2007 annual meeting of shareholders must cause such proposal to be received, in proper form, at the Company’s principal executive offices at 111 West Washington Street, Middleburg, Virginia 20117, no later than November 17, 2006, in order for the proposal to be considered for inclusion in the Company’s Proxy Statement for that meeting.  The Company presently anticipates holding the 2007 annual meeting of shareholders on April 18, 2007.

The Company’s Bylaws also prescribe the procedure that a shareholder must follow to nominate directors or to bring other business before shareholders’ meetings outside of the proxy statement process.  For a shareholder to nominate a candidate for director at the 2007 annual meeting of shareholders, notice of nomination must be received by the Secretary of the Company not less than 60 days and not more than 90 days prior to the date of the 2007 annual meeting.  The notice must describe various matters regarding the nominee and the shareholder giving the notice.  For a shareholder to bring other business before the 2007 annual meeting of shareholders, notice must be received by the Secretary of the Company not less than 60 days and not more than 90 days prior to the date of the 2007 annual meeting.  The notice must include a description of the proposed business, the reasons therefor, and other specified matters.  Any shareholder may obtain a copy of the Company’s Bylaws, without charge, upon written request to the Secretary of the Company.  Based upon an anticipated date of April 18, 2007 for the 2007 annual meeting of shareholders, the Company must receive any notice of nomination or other business no later than February 17, 2007 and no earlier than January 18, 2007.

OTHER MATTERS

THE COMPANY’S 2005 ANNUAL REPORT TO SHAREHOLDERS (THE “ANNUAL REPORT”), WHICH INCLUDES A COPY OF THE COMPANY’S ANNUAL REPORT ON

FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2005 (EXCLUDING EXHIBITS), AS FILED WITH THE SEC, IS BEING MAILED TO SHAREHOLDERS WITH THIS PROXY STATEMENT.  A COPY OF THE ANNUAL REPORT MAY ALSO BE OBTAINED WITHOUT CHARGE BY WRITING TO ALICE P. FRAZIER, EXECUTIVE VICE PRESIDENT AND CHIEF OPERATING OFFICER, WHOSE ADDRESS IS P.O. BOX 5, MIDDLEBURG, VIRGINIA 20118.  THE ANNUAL REPORT IS NOT PART OF THE PROXY SOLICITATION MATERIALS.

Appendix A

MIDDLEBURG FINANCIAL CORPORATION

2006 EQUITY COMPENSATION PLAN

ARTICLE I
DEFINITIONS

1.01.

Administrator

Administrator means the Committee and any delegate of the Committee that is appointed in accordance with Article III.  Notwithstanding the preceding sentence, “Administrator” means the Board on any date on which there is not a Committee.

1.02.

Agreement

Agreement means a written agreement (including any amendment or supplement thereto) between the Corporation and a Participant specifying the terms and conditions of an Award granted to such Participant.

1.03.

Award

Award means an award of Performance Shares, a Stock Award, Stock Unit, Incentive Award, Option or SAR granted to a Participant.

1.04.

Board

Board means the Board of Directors of the Corporation.

1.05.

Change in Control

Change in Control means any of the following: (i) any person, including a “group” as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, becomes the owner or beneficial owner of Corporation securities having twenty percent or more of the combined voting power of the then outstanding Corporation securities that may be cast for the election of the Corporation’s directors, other than as a result of an issuance of securities initiated by the Corporation, or open market purchases approved by the Board, as long as the majority of the Board approving the purchase is a majority at the time the purchases are made; (ii) a contested election of directors in which less than a majority of the individuals nominated by the Board of the Corporation are elected; or (iii) a merger or consolidation of Corporation with, or into, another corporation or the sale, conveyance or other transfer of substantially all of the assts or stock of Corporation if, immediately following such transaction, those who were directors of the Corporation immediately before such transaction do not constitute at least a majority of the surviving or resulting corporation.

1.06.

Change in Control Price

Change in Control Price means the higher of (i) the mean of the high and low trading prices for the Corporation’s Common Stock on the Stock Exchange on the date of determination of the Change in Control or (ii) the higher price per share actually paid for the Common Stock in connection with the Change in Control of the Corporation.

1.07.

Code

Code means the Internal Revenue Code of 1986, and any amendments thereto.

1.08.

Committee

Committee means the Compensation Committee of the Board.

1.09.

Common Stock

Common Stock means the common stock of the Corporation.

1.10.

Control Change Date

Control Change Date means the date on which a Change in Control occurs.  If a Change in Control occurs on account of a series of transactions, the Control Change Date is the date of the last of such transactions.

1.11.

Corporation

Corporation means Middleburg Financial Corporation.

1.12.

Corresponding SAR

Corresponding SAR means an SAR that is granted in relation to a particular Option and that can be exercised only upon the surrender to the Corporation, unexercised, of that portion of the Option to which the SAR relates.

1.13.

Exchange Act

Exchange Act means the Securities Exchange Act of 1934, as amended from time to time.

1.14.

Fair Market Value

Fair Market Value means, on any given date, the reported “closing” price of a share of Common Stock on the NASDAQ National Market System or the Principal Stock Exchange on which the Common Stock is traded, or if the Common Stock was not so traded on such day, then on the next preceding day that the Common Stock was so traded.

1.15.

Incentive Award

Incentive Award means a cash-denominated Award which, subject to such terms and conditions as may be prescribed by the Administrator, entitles the Participant to receive a payment, in cash or Common Stock or a combination of cash and Common Stock, from the Corporation or a Subsidiary.

1.16.

Incentive Stock Option

Incentive Stock Option means an Option which qualifies and is intended to qualify as an Incentive Stock Option under Section 422 of the Code.

1.17.

Initial Value

Initial Value means, with respect to a Corresponding SAR, the Option price per share of the related Option and, with respect to an SAR granted independently of an Option, the price per share of Common Stock as determined by the Administrator on the date of the grant; provided, however, that the price per share of Common Stock encompassed by the grant of an SAR shall not be less than the Fair Market Value on the date of grant.  Except for an adjustment authorized by Article XII, the Initial Value may not be reduced (by amendment or cancellation of the sale or otherwise) after the date of grant.

1.18.

Non-Qualified Stock Option

Non-Qualified Stock Option means an Option other than an Incentive Stock Option.

1.19.

Option

Option means a stock option that entitles the holder to purchase from the Corporation a stated number of shares of Common Stock at the price set forth in an Agreement.

1.20.

Participant

Participant means a key employee of the Corporation or a Subsidiary or a member of the Board or the board of directors of a Subsidiary or a consultant to the Corporation or a Subsidiary who satisfies the requirements of Article IV and is selected by the Administrator to receive an Award.

1.21.

Performance Criteria

Performance Criteria means one or more of (a) cash flow and/or free cash flow (before or after dividends), (b) earnings per share (including earnings before interest, taxes, depreciation and amortization) (diluted and basic earnings per share), (c) the price of Common Stock, (d) return on equity, (e) total shareholder return, (f) return on capital (including return on total capital or return on invested capital), (g) return on assets or net assets, (h) market capitalization, (i) total enterprise value (market capitalization plus debt), (j) economic value added, (k) debt leverage (debt to capital), (l) revenue, (m) income or net income, (n) operating income (o) operating profit or net operating profit, (p) operating margin or profit margin, (q) return on operating revenue, (r) cash from operations, (s) operating ratio, (t) commodity or operating revenue and (u) market share.  Measurement of Performance Criteria against goals excludes the impact of charges for restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring items, and the cumulative effects of accounting changes, each as defined by Generally Accepted Accounting Principles and as identified in the financial statements or Management’s Discussion and Analysis in the Annual Report.  Performance Criteria may be established on a Company-wide basis, with respect to one or more business units, divisions or subsidiaries; and in either absolute terms or relative to the performance of one or more comparable companies or an index covering multiple companies.

1.22.

Performance Shares

Performance Shares means an Award, in the amount determined by the Administrator and specified in an Agreement, stated with reference to a specified number of shares of Common Stock, that entitles the holder to receive a payment for each specified share equal to the Fair Market Value of Common Stock on the date of payment.

1.23.

Plan

Plan means the Middleburg Financial Corporation 2006 Equity Compensation Plan.

1.24.

SAR

SAR means a stock appreciation right that entitles the holder to receive, with respect to each share of Common Stock encompassed by the exercise of such SAR, the excess, if any, of the Fair Market Value at the time of exercise over the Initial Value.  References to “SARs” include both Corresponding SARs and SARs granted independently of Options, unless the context requires otherwise.

1.25.

Stock Award

Stock Award means Common Stock awarded to a Participant under Article VIII.

1.26.

Stock Unit

Stock Unit means an Award, in an amount determined by the Administrator and specified in an Agreement, stated with reference to a specified number of shares of Common Stock, that entitles the holder to receive a payment for each Stock Unit equal to the Fair Market Value of a share of Common Stock on the date of payment.  To the extent provided in the Agreement, each Stock Unit Award shall be adjusted (from the date of grant to the date of payment), to reflect the payment of dividends on the comparable number of shares of Common Stock and the adjustment shall be in the form of additional Stock Units as if such dividends had been invested in Common Stock on the dividend payment date.

1.27.

Subsidiary

Subsidiary means a Corporation or other business entity that the Corporation directly or indirectly, through one or more intermediaries, controls fifty percent (50%) or more of the voting equity of such corporation.

ARTICLE II
PURPOSES

The Plan is intended to assist the Corporation and Subsidiaries in recruiting and retaining individuals with ability and initiative by enabling such persons to participate in the future success of the Corporation and its Subsidiaries and to associate their interests with those of the Corporation and its shareholders.  The Plan is intended to permit the grant of Options, SARs, Stock Awards, Incentive Awards, Stock Units and Performance Shares.  No Option that is intended to be an Incentive Stock Option shall be invalid for failure to qualify as an Incentive Stock Option.  The proceeds received by the Corporation from the sale of Common Stock pursuant to this Plan shall be used for general corporate purposes.

ARTICLE III
ADMINISTRATION

The Plan shall be administered by the Administrator.  The Administrator shall have authority to grant Awards upon such terms (not inconsistent with the provisions of this Plan), as the Administrator may consider appropriate.  Such terms may include conditions (in addition to those contained in this Plan) on the exercisability of all or any part of an Option or SAR or on the transferability or forfeitability of a Stock Award or an award of Performance Shares, Stock Units or an Incentive Award, including by way of example and not of limitation, requirements that the Participant complete a specified period of employment or service with the Corporation or a Subsidiary, requirements that the Corporation achieve a specified level of financial performance or that the Corporation achieve a specified level of financial return.  Notwithstanding any such conditions, the Administrator may, in its discretion, accelerate the time at which any Option or SAR may be exercised, or the time at which a Stock Award may become transferable or nonforfeitable or both, or the time at which an award of Performance Shares, Stock Units or an Incentive Award may be settled.  In addition, the Administrator shall have complete authority to interpret all provisions of this Plan; to prescribe the form of Agreements; to adopt, amend, and rescind rules and regulations pertaining to the administration of the Plan; and to make all other determinations necessary or advisable for the administration of this Plan.  The express grant in the Plan of any specific power to the Administrator shall not be construed as limiting any power or authority of the Administrator.  Any decision made, or action taken, by the Administrator in connection with the administration of this Plan shall be final and conclusive.  Neither the Administrator nor any member of the Committee shall be liable for any act done in good faith with respect to this Plan or any Agreement or Award.  All expenses of administering this Plan shall be borne by the Corporation, a Subsidiary or a combination thereof.

The Committee, in its discretion, may delegate to one or more officers of the Corporation all or part of the Committee’s authority and duties with respect to grants and awards to individuals who are not subject to the reporting and other provisions of Section 16 of the Exchange Act.  The Committee may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Committee’s delegate or delegates that were consistent with the terms of the Plan.

ARTICLE IV
ELIGIBILITY

Any key employee of the Corporation, any member of the Board, any employee or director of a Subsidiary (including a corporation that becomes a Subsidiary after the adoption of this Plan), or any consultant or advisor to the Company or a Subsidiary is eligible to participate in this Plan if the Administrator, in its sole discretion, determines that such person has contributed or can be expected to contribute to the profits or growth of the Corporation or a Subsidiary.

ARTICLE V
STOCK SUBJECT TO PLAN

5.01.

Shares Issued

Upon the award of shares of Common Stock pursuant to a Stock Award or in settlement of an award of Stock Units, Performance Shares or an Incentive Award, the Corporation may issue shares of Common Stock from its authorized but unissued Common Stock.  Upon the exercise of any Option or SAR the Corporation may deliver to the Participant (or the Participant’s broker if the Participant so directs), shares of Common Stock from its authorized but unissued Common Stock.

5.02.

Aggregate Limit

The maximum aggregate number of shares of Common Stock that may be issued under this Plan, pursuant to the exercise of SARs and Options, the grant of Stock Awards and the settlement of Performance Shares, Stock Units and Incentive Awards is 255,000 shares.

5.03.

Reallocation of Shares

If  shares of Common Stock subject to an Award are forfeited, expire or otherwise terminate without the issuance of shares of Common Stock, the shares of Common Stock shall, to the extent of any such forfeiture, expiration, termination, cash-settlement or non-issuance, again be available to be granted under this Plan.  If shares of Common Stock are surrendered or withheld in satisfaction of tax withholding requirements the number of shares surrendered, either actually or by attestation  or withheld in satisfaction of tax withholding requirements the number of shares surrendered or withheld may be reallocated to other Award to be granted under this Plan.

ARTICLE VI
OPTIONS

6.01.

Award

In accordance with the provisions of Article IV, the Administrator will designate each individual to whom an Option is to be granted and will specify the number of shares of Common Stock covered by each such award; provided, however that no Participant may be granted Options in any calendar year covering more than 25,000 shares of Common Stock.

6.02.

Option Price

The price per share for Common Stock purchased on the exercise of an Option shall be determined by the Administrator on the date of grant, but shall not be less than the Fair Market Value on the date the Option is granted.  Except for an adjustment authorized under Article XII, the Option price may not be reduced (by amendment or cancellation of the Option or otherwise) after the date of grant.

6.03.

Maximum Option Period

The maximum period in which an Option may be exercised shall be ten years from the date such Option was granted.  The terms of any Option may provide that it has a term that is less than such maximum period.

6.04.

Nontransferability

Except as provided in Section 6.05, each Option granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution.  In the event of any transfer of an Option (by the Participant or his transferee), the Option and any Corresponding SAR that relates to such Option must be transferred to the same person or persons or entity or entities.  Except as provided in Section 6.05, during the lifetime of the Participant to whom the Option is granted, the Option may be exercised only by the Participant.  No right or interest of a Participant in any Option shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

6.05.

Transferable Options

Section 6.04 to the contrary notwithstanding, and if the Agreement provides, a Non-Qualified Stock Option may be transferred by a Participant to the Participant’s children, grandchildren, spouse, one or more trusts for the benefit of such family members or a partnership in which such family members are the only partners, on such terms and conditions as may be permitted under Securities Exchange Commission Rule 16b-3 as in effect from time to time.  The holder of an Option transferred pursuant to this section shall be bound by the same terms and conditions that governed the Option during the period that it was held by the Participant; provided, however, that such transferee may not transfer the Option except by will or the laws of descent and distribution.  In the event of any transfer of an Option (by the Participant or his transferee), the Option and any Corresponding SAR that relates to such Option must be transferred to the same person or persons or entity or entities.

6.06.

Employee Status

For purposes of determining the applicability of Section 422 of the Code (relating to Incentive Stock Options), or in the event that the terms of any Option provide that it may be exercised only during employment or continued service or within a specified period of time after termination of employment or service, the Administrator may decide to what extent leaves of absence for governmental or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment or service.

6.07.

Exercise

Subject to the provisions of this Plan and the applicable Agreement, an Option may be exercised in whole at any time or in part from time to time at such times and in compliance with such requirements as the Administrator shall determine; provided, however, that Incentive Stock Options (granted under the Plan and all plans of the Corporation and its Related Entities) may not be first exercisable in a calendar year for stock having a Fair Market Value (determined as of the date an Option is granted) exceeding the limit prescribed by Section 422(d) of the Code.  An Option granted under this Plan may be exercised with respect to any number of whole shares less than the full number for which the Option could be exercised.  A partial exercise of an Option shall not affect the right to exercise the Option from time to time in accordance with this Plan and the applicable Agreement with respect to the remaining shares subject to the Option.  The exercise of an Option shall result in the termination of any Corresponding SAR to the extent of the number of shares with respect to which the Option is exercised.

6.08.

Payment

Unless otherwise provided by the Agreement, payment of the Option price shall be made in cash or a cash equivalent acceptable to the Administrator.  Subject to rules established by the Administrator, payment of all or part of the Option price may be made with shares of Common Stock which have been owned by the Participant for at least six months and which have not been used for another Option exercise during the prior six months.  If Common Stock is used to pay all or part of the Option price, the sum of the cash and cash equivalent and the Fair Market Value (determined as of the day preceding the date of exercise) of the shares surrendered must not be less than the Option price of the shares for which the Option is being exercised.

6.09.

Change in Control

Section 6.07 to the contrary notwithstanding, to the extent provided in the Agreement, each outstanding Option shall become exercisable  upon a Change in Control.  An Option that becomes exercisable pursuant to this Section 6.09 shall remain exercisable thereafter in accordance with the terms of the Agreement.

6.10.

Shareholder Rights

No Participant shall have any rights as a shareholder with respect to shares subject to his Option until the date of exercise of such Option.

6.11.

Disposition of Stock

A Participant shall notify the Corporation of any sale or other disposition of Common Stock acquired pursuant to an Option that was an Incentive Stock Option if such sale or disposition occurs (i) within two years of the grant of an Option or (ii) within one year of the issuance of the Common Stock to the Participant.  Such notice shall be in writing and directed to the Secretary of the Corporation.

ARTICLE VII
SARS

7.01.

Award

In accordance with the provisions of Article IV, the Administrator will designate each individual to whom SARs are to be granted and will specify the number of shares covered by each such award; provided, however, no Participant may be granted SARS in any calendar year covering more than 15,000 shares of Common Stock.  For purposes of the foregoing limit, an Option and Corresponding SAR shall be treated as a single award.  In addition, no Participant may be granted Corresponding SARs (under all Incentive Stock Option plans of the Corporation and its Affiliates) that are related to Incentive Stock Options which are first exercisable in any calendar year for stock having an aggregate Fair Market Value (determined as of the date the related Option is granted) that exceeds the limit prescribed by Section 422(d) of the Code.

7.02.

Maximum SAR Period

The maximum period in which an SAR may be exercised shall be ten years from the date such SAR was granted.  The terms of any SAR may provide that it has a term that is less than such maximum period.

7.03.

Nontransferability

Except as provided in Section 7.04, each SAR granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution.  In the event of any such transfer, a Corresponding SAR and the related Option must be transferred to the same person or persons or entity or entities.  Except as provided in Section 7.04, during the lifetime of the Participant to whom the SAR is granted, the SAR may be exercised only by the Participant.  No right or interest of a Participant in any SAR shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

7.04.

Transferable SARs

Section 7.03 to the contrary notwithstanding, if the Agreement provides, an SAR, other than a Corresponding SAR that is related to an Incentive Stock Option, may be transferred by a Participant to the Participant’s children, grandchildren, spouse, one or more trusts for the benefit of such family members or a partnership in which such family members are the only partners, on such terms and conditions as may be permitted under Securities Exchange Commission Rule 16b-3 as in effect from time to time.  The holder of an SAR transferred pursuant to this section shall be bound by the same terms and conditions that governed the SAR during the period that it was held by the Participant; provided, however, that such transferee may not transfer the SAR except by will or the laws of descent and distribution.  In the event of any transfer of a Corresponding SAR (by the Participant or his transferee), the Corresponding SAR and the related Option must be transferred to the same person or person or entity or entities.

7.05.

Exercise

Subject to the provisions of this Plan and the applicable Agreement, an SAR may be exercised in whole at any time or in part from time to time at such times and in compliance with such requirements as the Administrator shall determine; provided, however, that a Corresponding SAR that is related to an Incentive Stock Option may be exercised only to the extent that the related Option is exercisable and only when the Fair Market Value exceeds the option price of the related Option.  An SAR granted under this Plan may be exercised with respect to any number of whole shares less than the full number for which the SAR could be exercised.  A partial exercise of an SAR shall not affect the right to exercise the SAR from time to time in accordance with this Plan and the applicable Agreement with respect to the remaining shares subject to the SAR.  The exercise of a Corresponding SAR shall result in the termination of the related Option to the extent of the number of shares with respect to which the SAR is exercised.

7.06.

Change in Control

Section 7.05 to the contrary notwithstanding, to the extent provided in the Agreement, each outstanding SAR shall be exercisable  upon a Change in Control.  An SAR that becomes exercisable pursuant to this section 7.06, shall remain exercisable thereafter in accordance with the terms of the Agreement.

7.07.

Employee Status

If the terms of any SAR provide that it may be exercised only during employment or continued service or within a specified period of time after termination of employment or service, the Administrator may decide to what extent leaves of absence for governmental or military service, illness, temporary disability or other reasons shall not be deemed interruptions of continuous employment or service.

7.08.

Settlement

At the Administrator’s discretion, the amount payable as a result of the exercise of an SAR may be settled in cash, Common Stock, or a combination of cash and Common Stock.  No fractional share will be deliverable upon the exercise of an SAR but a cash payment will be made in lieu thereof.

7.09.

Shareholder Rights

No Participant shall, as a result of receiving an SAR, have any rights as a shareholder of the Corporation until the date that the SAR is exercised and then only to the extent that the SAR is settled by the issuance of Common Stock.

ARTICLE VIII
STOCK AWARDS

8.01.

Award

In accordance with the provisions of Article IV, the Administrator will designate each individual to whom a Stock Award is to be made and will specify the number of shares of Common Stock covered by each such award; provided, however, that no Participant may receive Stock Awards in any calendar year for more than 15,000 shares of Common Stock.

8.02.

Vesting

The Administrator, on the date of the award, may prescribe that a Participant’s rights in a Stock Award shall be forfeitable or otherwise restricted for a period of time or subject to such conditions as may be set forth in the Agreement.  The restrictions set forth in the Agreement must include a period of restriction for at least 3 years; provided, however, that such restrictions shall not apply in the case of a Stock Award granted in connection with the settlement of Performance Shares, Stock Awards or an Inventive Award or in the case of a substitute Award pursuant to Article XII.  By way of example and not of limitation, the restrictions may postpone transferability of the shares or may provide that the shares will be forfeited if the Participant separates from the service of the Corporation and its Subsidiaries before the expiration of a stated period or if the Corporation, a Subsidiary, the Corporation and its Subsidiaries or the Participant fails to achieve stated performance objectives, including performance objectives stated with reference to Performance Criteria.  The Administrator, in its discretion, may waive the requirements for vesting or transferability for all or part of the shares subject to a Stock Award in connection with a Participant’s termination of employment or service.

8.03.

Employee Status

In the event that the terms of any Stock Award provide that shares may become transferable and nonforfeitable thereunder only after completion of a specified period of employment or service, the Administrator may decide in each case to what extent leaves of absence for governmental or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment or service.

8.04.

Change in Control

Sections 8.02 and 8.03 to the contrary notwithstanding, to the extent provided in an Agreement, each outstanding Stock Award shall be transferable and nonforfeitable upon a Change in Control.

8.05.

Shareholder Rights

Prior to their forfeiture (in accordance with the applicable Agreement and while the shares of Common Stock granted pursuant to the Stock Award may be forfeited or are nontransferable), and if the Agreement so provides, a Participant will have all the rights of a shareholder with respect to a Stock Award, including the right to receive dividends and vote the shares; provided, however, that during such period (i) a Participant may not sell, transfer, pledge, exchange, hypothecate, or otherwise dispose of shares of Common Stock granted pursuant to a Stock Award, (ii) the Corporation shall retain custody of the certificates evidencing shares of Common Stock granted pursuant to a Stock Award, and (iii) the Participant will deliver to the Corporation a stock power, endorsed in blank, with respect to each Stock Award.  The limitations set forth in the preceding sentence shall not apply after the shares of Common Stock granted under the Stock Award are transferable and are no longer forfeitable.

ARTICLE IX
PERFORMANCE SHARE AWARDS

9.01.

Award

In accordance with the provisions of IV, the Administrator will designate each individual to whom an Award of Performance Shares is to be made and will specify the number of shares of Common Stock covered by each such Award; provided, however, that no Participant may receive an Award of Performance Shares in any calendar year for more than 15,000 shares of Common Stock.

9.02.

Earning the Award

The Administrator, on the date of the grant of an Award, shall prescribe that the Performance Shares, or a portion thereof, will be earned, and the Participant will be entitled to receive payment pursuant to the Award of Performance Shares, only upon the satisfaction of performance objectives or such other criteria as may be prescribed by the Administrator and set forth in the Agreement.  By way of example and not of limitation, the performance objectives or other criteria may provide that the Performance Shares will be earned only if the Participant remains in the employ or service of the Corporation or a Subsidiary for a stated period or that the Corporation, a Subsidiary, the Corporation and its Subsidiaries or the Participant achieve stated objectives including performance objectives stated with reference to Performance Criteria.  Notwithstanding the preceding sentences of this Section 9.02, the Administrator, in its discretion, may reduce the duration of the performance period and may adjust the performance objectives for outstanding Performance Shares in connection with a Participant’s termination of employment or service.

9.03.

Payment

In the discretion of the Administrator, the amount payable when an Award of Performance Shares is earned may be settled in cash, by the issuance of Common Stock or a combination of cash and Common Stock.  A fractional share shall not be deliverable when an Award of Performance Shares is earned, but a cash payment will be made in lieu thereof.

9.04.

Shareholder Rights

No Participant shall, as a result of receiving an Award of Performance Shares, have any rights as a shareholder until and to the extent that the Award of Performance Shares is earned and settled by the issuance of Common Stock.  After an Award of Performance Shares is earned, if settled completely or partially in Common Stock, a Participant will have all the rights of a shareholder with respect to such Common Stock.

9.05.

Nontransferability

Except as provided in Section 9.06, Performance Shares granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution.  No right or interest of a Participant in any Performance Shares shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

9.06.

Transferable Performance Shares

Section 9.05 to the contrary notwithstanding, if the Agreement provides, an Award of Performance Shares may be transferred by a Participant to the Participant’s children, grandchildren, spouse, one or more trusts for the benefit of such family members or a partnership in which such family members are the only partners, on such terms and conditions as may be permitted under Securities Exchange Commission Rule 16b-3 as in effect from time to time.  The holder of Performance Shares transferred pursuant to this section shall be bound by the same terms and conditions that governed the Performance Shares during the period that they were held by the Participant; provided, however that such transferee may not transfer Performance Shares except by will or the laws of descent and distribution.

9.07.

Employee Status

In the event that the terms of any Performance Share Award provide that no payment will be made unless the Participant completes a stated period of employment or service, the Administrator may decide to what extent leaves of absence for government or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment or service.

9.08.

Change in Control

Section 9.02 to the contrary notwithstanding, to the extent provided in an Agreement, each outstanding Performance Share Award shall be earned upon a Change in Control.

ARTICLE X
INCENTIVE AWARDS

10.01.

Award

The Administrator shall designate Participants to whom Incentive Awards are made.  All Inventive Awards shall be finally determined exclusively by the Administrator under the procedures established by the Administrator.  With respect to an Inventive Award based on a performance period of one year, no Participant may receive an Incentive Award payment in any calendar year that exceeds $500,000 or an Award of Common Stock of more than 15,000 shares in any calendar year.

10.02.

Terms and Conditions

The Administrator, at the time an Incentive Award is made, shall specify the terms and conditions which govern the Award.  Such terms and conditions shall prescribe that the Incentive Award shall be earned only upon, and to the extent that, performance objectives are satisfied during a performance period of at least one year after the grant of the Incentive Award.  By way of example and not of limitation, the performance objectives may provide that the Incentive Award will be earned only if the Company, a Subsidiary or the Company and its Subsidiaries achieve stated objectives, including objectives stated with reference to Performance Criteria.  The Administrator, at the time an Incentive Award is made, shall also specify when amounts shall be payable under the Incentive Award and whether amounts shall be payable in the event of the Participants’ death, disability, or retirement.

10.03.

Payment

In the discretion of the Administrator, the Award payable when an Incentive Award is earned, may be settled in cash, by the issuance of Common Stock, grant of Stock Units, or a combination of cash, Common Stock and/or Stock Units.

10.04.

Nontransferability

Except as provided in Section 10.04, Incentive Awards granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution.  No right or interest of a Participant in an Incentive Award shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

10.05.

Transferable Incentive Awards

Section 10.03 to the contrary notwithstanding, if provided in an Agreement, an Incentive Award may be transferred by a Participant to the Participant’s children, grandchildren, spouse, one or more trusts for the benefit of such family members or to a partnership in which such family members are the only partners, on such terms and conditions as may be permitted by Rule 16b-3 under the Exchange Act as in effect from time to time.   The holder of an Incentive Award transferred pursuant to this Section shall be bound by the same terms and conditions that governed the Incentive Award during the period that it was held by the Participant, provided, however, that such transferee may not transfer the Incentive Award except by will or the laws of descent and distribution.

10.06.

Employee Status

If the terms of an Incentive Award provide that a payment will be made thereunder only if the Participant completes a stated period of employment or service, the Administrator may decide to what extent leaves of absence for governmental or military service, illness, temporary disability or other reasons shall not be deemed interruptions of continuous employment or service.

10.07.

Change in Control

Section 10.02 to the contrary notwithstanding, to the extent provided in an Agreement, each outstanding Incentive Award shall be earned upon a Change in Control.

10.08.

Shareholder Rights

No Participant shall, as a result of receiving an Incentive Award, have any rights as a shareholder of the Company or an Subsidiary on account of such award until, and except to the extent that, the Incentive Award is earned and settled in shares of Common Stock.

ARTICLE XI
STOCK UNITS

11.01.

Award

In accordance with the provisions of Article IV, the Administrator will designate individual to whom an Award of Stock Units is to be made and will specify the number of Stock Units covered by such Awards; provided, however, that no Participant may be awarded Stock Units for more than 15,000 shares of Common Stock in any calendar year.

11.02.

Earning the Award

The Administrator, on the date of grant of the Award, may prescribe that the Stock Units  or a portion thereof, will be earned only upon, and the Participant will be entitled to receive a payment pursuant to the Award of Stock Units, only upon the satisfaction of Performance Objectives or such other criteria as may be prescribed by the Administrator and set forth in the Agreement.  The restrictions set forth in the Agreement must include a period of restriction of at least three years or the attainment of performance objectives, including performance objectives stated with reference to Performance Criteria; provided, however, that such restrictions shall not apply in the case of a Stock Unit granted in connection with the settlement of Performance Shares, Stock Awards or an Incentive Award or in the case of a substitute Award pursuant to Article XII.  By way of example and not of limitation, the Performance Objectives or other criteria may provide that the Stock Units will be earned only if the Participant remains in the employ or service of the Corporation or a Subsidiary for a stated period or that the Corporation, a Subsidiary, the Corporation and its Subsidiaries or the Participant achieve stated objectives including Performance Objectives stated with reference to Performance Criteria.  Notwithstanding the preceding sentences of this Section 11.02, the Administrator, in its discretion, may reduce the duration of the performance period and may adjust the performance objectives for outstanding Stock Units in connection with a Participant’s termination of employment or service.

11.03.

Payment

In accordance with the Agreement, the amount payable when an award of Stock Units is earned may be settled in cash, Common Stock or a combination of cash and Common Stock.  A fractional share shall not be deliverable when an Award of Stock Units is earned, but a cash payment will be made in lieu thereof.

11.04.

Nontransferability

A Participant may not sell, transfer, pledge, exchange, hypothecate, or otherwise dispose of a Stock Unit Award other than by will or the laws of descent and distribution.  The limitations set forth in the preceding sentence shall not apply to Common Stock issued as payment pursuant to a Stock Unit Award.

11.05.

Shareholder Rights

No Participant shall, as a result of receiving a Stock Unit Award, have any rights as a shareholder of the Company or Subsidiary until and to the extent that the Stock Units are earned and settled in shares of Common Stock.  After Stock Units are earned and settled in shares of Common Stock, a Participant will have all the rights of a shareholder with respect to such shares.

11.06.

Change in Control

Section 11.02 to the contrary notwithstanding, to the extent provided in an Agreement, each Stock Unit shall be earned as of a Control Change Date without regard to whether any Performance Criteria or other condition to which the award is subject have been met.

ARTICLE XII

ADJUSTMENT UPON CHANGE IN COMMON STOCK

The maximum number of shares as to which Awards may be granted under this Plan; and the terms of outstanding Awards; and the per individual limitations on the number of shares of Common Stock for which Awards may be granted shall be adjusted as the Committee shall determine to be equitably required in the event that (a) the Corporation (i) effects one or more stock dividends, stock split-ups, subdivisions or consolidations of shares or (ii) engages in a transaction to which Section 424 of the Code applies, (b) there occurs any other event which, in the judgment of the Committee necessitates such action.  Any determination made under this Article XII by the Committee shall be final and conclusive.

The issuance by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefore, or upon conversion of shares or obligations of the Corporation convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the maximum number of shares as to which Awards may be granted, the per individual limitations on the number of shares of Common Stock for which Awards may be granted or the terms of outstanding Awards.

The Committee may make Awards in substitution for performance shares, phantom shares, stock awards, stock options, stock appreciation rights, or similar awards held by an individual who becomes an employee of the Corporation or a Subsidiary in connection with a transaction or event described in the first paragraph of this Article XII.  Notwithstanding any provision of the Plan (other than the limitation of Section 5.02), the terms of such substituted  Awards shall be as the Committee, in its discretion, determines is appropriate.

ARTICLE XIII

COMPLIANCE WITH LAW AND APPROVAL OF REGULATORY BODIES

No Option or SAR shall be exercisable, no Common Stock shall be issued, no certificates for shares of Common Stock shall be delivered, and no payment shall be made under this Plan except in compliance with all applicable federal and state laws and regulations (including, without limitation, withholding tax requirements), any listing agreement to which the Corporation is a party, and the rules of all domestic stock exchanges on which the Corporation’s shares may be listed.  The Corporation shall have the right to rely on an opinion of its counsel as to such compliance.  Any share certificate issued to evidence Common Stock when a Stock Award is granted, a Performance Share, Stock Unit or Incentive Award is settled or for which an Option or SAR is exercised may bear such legends and statements as the Administrator may deem advisable to assure compliance with federal and state laws and regulations.  No Option or SAR shall be exercisable, no Stock Award, Stock Unit, Performance Share or Incentive Award shall be granted, no Common Stock shall be issued, no certificate for shares shall be delivered, and no payment shall be made under this Plan until the Corporation has obtained such consent or approval as the Administrator may deem advisable from regulatory bodies having jurisdiction over such matters.

ARTICLE XIV

GENERAL PROVISIONS

14.01.

Effect on Employment and Service

Neither the adoption of this Plan, its operation, nor any documents describing or referring to this Plan (or any part thereof), shall confer upon any individual any right to continue in the employ or service of the Corporation or a Subsidiary or in any way affect any right or power of the Corporation or a Subsidiary to terminate the employment or service of any individual at any time with or without assigning a reason therefore.

14.02.

Unfunded Plan

The Plan, insofar as it provides for grants, shall be unfunded, and the Corporation shall not be required to segregate any assets that may at any time be represented by grants under this Plan.  Any liability of the Corporation to any person with respect to any grant under this Plan shall be based solely upon any contractual obligations that may be created pursuant to this Plan.  No such obligation of the Corporation shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Corporation.

14.03.

Rules of Construction

Headings are given to the articles and sections of this Plan solely as a convenience to facilitate reference.  The reference to any statute, regulation, or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

14.04.

Tax Withholding

Each Participant shall be responsible for satisfying any income and employment tax withholding obligation attributable to participation in this Plan.  In accordance with procedures established by the Administrator, a Participant may surrender shares of Common Stock, or receive fewer shares of Common Stock than otherwise would be issuable, in satisfaction of all or part of that obligation.

ARTICLE XV

AMENDMENT

The Board may amend or terminate this Plan from time to time; provided, however, that no amendment may become effective until shareholder approval is obtained if (i) the amendment increases the aggregate number of shares of Common Stock that may be issued under the Plan (other than an adjustment pursuant to Article XII) or (ii) the amendment changes the class of individuals eligible to become Participants.  No amendment shall, without a Participant’s consent, adversely affect any rights of such Participant under any Award outstanding at the time such amendment is made.

ARTICLE XVI

DURATION OF PLAN

No Awards may be granted under this Plan more than ten years after the earlier of the date the Plan is adopted by the Board or the date that the Plan is approved in accordance with Article XVII.  Awards granted before that date shall remain valid in accordance with their terms.

ARTICLE XVII

EFFECTIVE DATE OF PLAN

Options, SARs, Incentive Awards, Stock Units and Performance Shares may be granted under this Plan upon its adoption by the Board, provided that no Option, SAR, Incentive Awards Stock Units or Performance Shares shall be effective or exercisable unless this Plan is approved by a majority of the votes cast by the Corporation’s shareholders, voting either in person or by proxy, at a duly held shareholders’ meeting at which a quorum is present or by unanimous consent.  Stock Awards may be granted under this Plan, upon the later of its adoption by the Board or its approval by shareholders in accordance with the preceding sentence.

[FORM OF PROXY]

MIDDLEBURG FINANCIAL CORPORATION

Proxy Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Arch A. Moore, III and Alice P. Frazier, jointly and severally, proxies, with full power to act alone, and with full power of substitution, to represent the undersigned and to vote, as designated below and upon any and all other matters that may properly be brought before such meeting, all shares of Common Stock that the undersigned would be entitled to vote at the Annual Meeting of Shareholders of Middleburg Financial Corporation, a Virginia corporation (the “Corporation”), to be held at the Middleburg Community Center, 300 West Washington Street, Middleburg, Virginia, on Wednesday, April 26, 2006 at 10:00 a.m., local time, or at any adjournments thereof, for the following purposes:

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF SHAREHOLDERS OF

MIDDLEBURG FINANCIAL CORPORATION

April 26, 2006

Please date, sign and mail

your proxy card in the

envelope provided as soon

as possible.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS
AND “FOR” PROPOSALS 2 AND 3.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.  PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

1.

 To elect as directors the 12 persons listed as nominees below.

(   )   FOR ALL NOMINEES

(   )    WITHHOLD  AUTHORITY

           FOR ALL NOMINEES

(    )    FOR ALL EXCEPT
           (See instructions below)

INSTRUCTION:  To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: •

________________________________________
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

 Howard M. Armfield

 Henry F. Atherton, III

 Joseph L. Boling

 Childs Frick Burden

 J. Lynn Cornwell, Jr.

 Robert C. Gilkison

 Louis G. Matrone

 Keith W. Meurlin

 Thomas W. Nalls

 John Sherman

 Millicent W. West

 Edward T. Wright

2.     To approve the Corporation’s 2006 Equity Compensation Plan.

  (   )  FOR      (   )  AGAINST       (   )  ABSTAIN

3.     To ratify the appointment of the firm of Yount, Hyde & Barbour, P.C. as independent auditors for the Corporation for the fiscal year ending December 31, 2006.

  (   )  FOR      (   )  AGAINST       (   )  ABSTAIN

4.    In their discretion, the proxies are authorized to vote upon any other business that may properly come before the meeting, or any adjournment thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SHAREHOLDER.  IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN ITEM 1 AND FOR ITEMS 2 AND 3.

Signature of Shareholder_______________________  Date:____    Signature of Shareholder____________________    Date:_____

Note:  This proxy must be signed exactly as the name appears hereon.  When shares are held jointly, each holder should sign.  When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.  If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.  If signer is a partnership, please sign in partnership name by authorized person.